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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   January 22, 1999
                                                 ----------------------

                             ECC International Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        001-8988                                        23-1714658
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        2001 West Oak Ridge Road
            Orlando, Florida                                      32809-3803
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (407) 859-7410
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.   OTHER EVENTS.

         On January 22, 1999, ECC International Corp, (the "Company") entered into an Agreement (the "Agreement"), by and among the Company, First Union National Bank (the "Bank"), ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc., pursuant to which, among other things, the Bank agreed to extend the maturity date of the Company's credit line with the Bank to October 12, 1999 and to waive all past events of default thereunder. As of January 22, 1999,there was approximately $8.7 million total bank debt outstanding under the credit line. In addition, the Agreement requires the Company to maintain certain minimum available cash balances in accounts at the Bank, make certain monthly payments to the Bank and meet certain financial ratio covenants.

         The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         10.1 Agreement, dated as of January 22, 1999, by and among the Registrant, First Union National Bank, ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 27, 1999                        ECC INTERNATIONAL CORP.
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                                                    (Registrant)



                                   By: /s/ James C. Garrett
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                                       James C. Garrett
                                       President and Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit
Number   Description
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10.1     Agreement, dated as of January 22, 1999, by and among the Registrant,
         First Union National Bank, ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc.